OPERATING EXPENSES AND NET OTHER OPERTAING INCOME	12 Months Ended
Dec. 31, 2023
Analysis of income and expense [abstract]
OPERATING EXPENSES AND NET OTHER OPERTAING INCOME	OPERATING EXPENSES AND NET OTHER OPERATING INCOME
Operating expenses
The table below sets out selected operating costs and expense information.

(in millions)	Notes	2023	2022	2021
Research and development expenses		$(106)	$(72)	$(52)
Selling and marketing expenses		(236)	(218)	(192)
Administrative and general expenses(1)		(575)	(545)	(239)
Selling, general and administrative expenses		$(811)	$(763)	$(431)

Depreciation and amortization(2)	9, 10, 11	$(15)	$(13)	$(13)
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(1)Administrative and general expenses include $240m and $296m in the current and prior year, respectively, related to increases in legal provisions as outlined in Note 19. The Group also incurred acquisition-related costs of $22m in 2023 related to the acquisition of Opiant and an aseptic manufacturing facility. Refer to Note 27 and Note 28 for details. Medical affairs functional costs are included in administrative and general expenses.
(2)Depreciation and amortization expense represents amounts included in research and development and selling, general and administrative expenses. In addition, depreciation and amortization expense of $13m (2022: $8m; 2021: $9m) for intangible assets and right-of-use assets is included within cost of sales.

Net other operating income

For the year ended December 31 (in millions)	2023	2022	2021
Net proceeds from the sale of intangible assets	—	1	20
Directors' and Officers' insurance reimbursements	1	5	12
Income recognized in relation to a supply agreement	3	—	—
Other income	2	2	—
Net other operating income	$6	$8	$32